The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the St. Louis Area

Since Inception in 1984

31	$607.2M	$983.8M	13.9M	5,268

Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved

$2.7B	15,339	$1.2B	$89.8M	33%

Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

HEARTLAND VIEW APARTMENTS

The HIT provided $32.0 million in financing for the $37.4 million new construction of the 201-unit project in Wentzville. This project will create an estimated 354,360 hours of union construction work.

PROJECT PROFILE:

THE FOUNTAINS OF ELLISVILLE

The HIT provided $17.5 million in financing for the $18.2 million expansion of the 229-unit Fountains of Ellisville, creating an estimated 174,840 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Helping Build St. Louis—The Union Way	SEPTEMBER 2024

Covenant Place II—St. Louis	Holy Infant & St. Joseph Apartments—Shrewsbury	The Heights of Manhassett—Richmond Heights

“We appreciate the HIT’s ongoing support of union construction for multifamily and senior housing projects in the St. Louis metro area and recognize the benefits provided to the workers and the community.”

—John Stiffler, Executive Secretary-Treasurer

St. Louis Building and Construction Trades Council

HIGHLIGHTS OF ST. LOUIS AREA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
The Fountains of Ellisville	Ellisville	$17,517,500	$18,213,929	174,840
St. John Neumann Apts.	Jennings	$5,066,000	$7,983,263	79,730
Parkway Lakeside Apartments	O’Fallon	$26,094,000	$28,160,111	295,180
The Heights of Manhassett	Richmond Heights	$43,300,000	$55,801,788	547,750
Holy Infant & St. Joseph Apartments	Shrewsbury	$6,600,000	$13,000,000	182,990
Covenant Place II	St. Louis	$6,687,100	$24,471,938	234,920
Gatesworth Apartments	St. Louis	$34,195,000	$36,208,000	412,570
The Laurel	St. Louis	$44,952,400	$175,000,000	2,696,300
Pacific Park Apartments	St. Louis	$63,131,600	$98,318,292	1,514,830
Heartland View Apartments	Wentzville	$32,000,000	$37,377,307	354,360

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com